A transformative combination creating the pre-eminent Sunbelt Multifamily REIT June 2013 Exhibit 99.2

Two highly complementary multifamily REIT platforms coming together to establish the pre-eminent Sunbelt multifamily REIT
100% all stock combination of Mid-America Apartment Communities (NYSE: MAA)
with Colonial Properties Trust (NYSE: CLP)
Fixed exchange ratio of 0.36x MAA shares for each CLP share
Pro forma ownership of approximately 56.2% MAA / 43.8% CLP
Transaction
consideration
Expected
close
Q3 2013
Corporate
name and
headquarters
MAA to retain its corporate name and ticker symbol (NYSE: MAA)
Memphis, TN
Management
& Board
Eric Bolton, Chairman & CEO
Al Campbell, EVP & CFO
Tom Grimes, EVP & COO
Ongoing support from CLP management in integration efforts
New MAA board will be composed of 12 directors, including 7 directors from MAA board and 5 directors from CLP board
Gross G&A
synergies
Expected $25 million annual run rate
Dividend
MAA will maintain its quarterly dividend at an annual rate of $2.78 per share
Positioned to drive superior long-term investment returns to capital

Strategic rationale and transaction benefits
Higher efficiency in on-site product and service procurement in addition to back-office and system platforms
Ability to further scale local and regional management operations
Cost elimination from duplicative public company costs and platform
Enhanced
margins and
synergy
opportunities
Leading Sunbelt footprint to drive superior deal flow and opportunistic new growth opportunities
Superior cost of capital benefits over full cycle to enhance accretive capital deployment opportunities
Platform scale drives operating cost advantages and enhances the ability to attract top talent
Strengthened platform through integration of best practices of both companies
Enhanced
competitive
advantage
Enhanced
portfolio
strength
Second largest multifamily REIT by number of units
Improved diversification across high-growth region and markets
Enhanced ability to increase pro-active and opportunistic capital re-cycling
“Full cycle” capital deployment and performance strategy strengthened
Improved investment grade metrics and limited near-term debt maturities
Larger scale enhances capital market opportunities
Long-term cost of capital benefits
Enhanced
balance sheet
Shared vision for success; enhanced platform to execute
2

Combination of complementary portfolios to create market-leading platform
1 As of 5/31/13
2 Includes all multifamily properties, including operating, lease up, joint venture communities
3 Multifamily assets weighted by 3/31/13 NOI
4 Represents multifamily portfolio occupancy as of 3/31/13
Formation date
Mid-America Apartments Colonial Properties New MAA
Equity market cap
($bn)
Age
3
Occupancy
January 1994 September 1993 Q3 2013
$3.0 $2.1 $5.1
168 117 285
15.4 yrs 14.5 yrs 15.0 yrs
96% 96% 96%
Total market cap
($bn)
1
$4.7 $3.9 $8.6
Units 49,591 35,181 84,772
Revenue / unit $994 $966 $982
Communities
3
1
2

Second largest multifamily REIT by units with a market cap of over $8.6bn
Units 1
Total market capitalization ($bn) 2
Source: Company 1Q’13 Financial Supplements
1 As of 3/31/2013
2 As of 5/31/13
4
$33.8
New MAA
AIMCO UDR
Essex
Property
Trust
Post
Properties
Home
Properties
AvalonBay
Communities
Essex
Property
Trust
New MAA
Home
Properties
Post
Properties
Camden
Property
Trust

Portfolio distribution by total units
Note: Other large markets includes 3 additional MSAs; Other secondary markets includes 29 additional MSAs
1 Breakdown based on number of total multifamily 1Q’13 NOI, including operating, lease-up and joint venture communities (at share)
Continued commitment to a portfolio strategy focused on high-growth markets across the Sunbelt region, allocated across both large and secondary markets, to capture superior risk-adjusted performance over full market cycles
Distribution by secondary markets (38% of total) Distribution by large markets (62% of total)
Alabama
Arizona
Arkansas
California
Florida
Georgia
Kentucky
Louisiana
Nevada
New Mexico
North Carolina
Oklahoma
South
Carolina
Tennessee
Texas
Virginia
Mississippi
2,000–5,000 units
Greater than 5,000 units
Less than 2,000 units
Missouri
Note: Includes all multifamily properties, including operating, lease up, joint venture communities
Enhanced diversification across high-growth Sunbelt region
Large markets % of total Q1'13 NOI
1 Dallas / Fort Worth 11.7%
2 Atlanta 6.9%
3 Austin 6.4%
4 Raleigh 6.3%
5 Charlotte 5.8%
6 Nashville 4.9%
7 Jacksonville 4.6%
8 Tampa 4.0%
9 Orlando 3.9%
10 Houston 3.4%
Secondary markets % of total Q1'13 NOI
1 Memphis 3.2%
2 Charleston 3.0%
3 Savannah 2.9%
4 Birmingham 2.4%
5 Richmond 2.2%
6 Jackson 2.0%
7 Greenville 1.6%
8 Columbus 1.6%
9 San Antonio 1.6%
10 Little Rock 1.5%

1
1 1

4.0%
3.5%
3.5%
3.1%
2.9%
2.8%
2.7%
2.6%
2.4%
2.3%
2.2%
2.0%
2.9%
2.4%
2.3%
2.3%
2.1%
2.0%
2.0%
1.9%
1.8%
1.8%
1.7%
1.4%
0.8%
Austin
Houston
Dallas-Fort Worth
Raleigh
Atlanta
Orlando
Phoenix
Charlotte
Tampa-St. Petersburg
Jacksonville
Miami
Nashville
Denver
Seattle
San Bernadino / Riverside
San Francisco
Los Angeles
New York
Philadelphia
Pittsburgh
Detroit
District of Columbia
Chicago
St. Louis
New Orleans

Significant presence in large, high growth markets
Source: Moody’s
Note: Highlighted markets represent 58.7% of New MAA’s multifamily portfolio (weighted by units)
U.S. average: 2.2%
Large markets with meaningful presence
MAA’s combined new, large markets are on a weighted average basis projected to show 3.0%
job growth over the next 5 years vs. U.S. average of 2.2%
Major non-MAA markets

5-year projected employment growth CAGR (%)

MAA
Multifamily peers
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0)%
(4.0)%
(6.0)%
2004
2005
2006
2007
2008
2009
2010
2011
2012

MAA’s two-tier market strategy has delivered stable, long-term outperformance over the “full cycle”
MAA has generated higher average growth combined with lower volatility than peers
MAA
average: 2.8%
Peer
average: 2.6%
Source: Third party research
Note: Multifamily peers include BRE, CLP, CPT, ESS, HME, PPS, UDR
2009
trough: (5.1%)
2009
trough: (1.8%)

Same store NOI growth

Large markets
Secondary markets
54.9%
45.1%
64.9%
35.1%
59.3%
40.7%
MAA
CLP
New MAA

Large markets
Secondary markets
MAA
CLP
New MAA

New MAA will have an enhanced large market focus across the Sunbelt region
Top 10 markets by NOI 1Q’13 unit count by market
% of 1Q’13 same store NOI by market
1
2
3
4
5
6
7
8
9
10
MAA
DFW
Jacksonville
Nashville
Houston
Atlanta
Memphis
Austin
Tampa
Raleigh
Columbus
CLP
DFW
Charlotte
Raleigh
Austin
Atlanta
Orlando
Charleston
Savannah
Birmingham
Tampa
New MAA
DFW
Atlanta
Austin
Raleigh
Charlotte
Nashville
Jacksonville
Tampa
Orlando
Houston
49,591
35,181
84,772
Source: REIS
Markets with 5-year projected employment growth above national average
8
25,846
24,646
50,492
23,745
10,535
34,280

Synergy and value creation potential through integration
Significant overlap in asset footprint creates potential for margin improvement
Significant overlap in technology to drive and track
performance, leading to minimal business disruption
Opportunity to improve cost structure by leveraging a
combined business platform across a significantly larger
asset portfolio
Estimated total run-rate annual synergies of $25mm
Potential for additional synergies include improved debt
costs and opportunities for scale efficiencies
Strengthened platform through integration of best
practices of both companies
Market Station - Kansas City, MO
Colonial Grand at Double Creek - Austin, TX

2 Q1 2013 dividend / share annualized
3 Excludes the write-off of original issuance costs for preferred shares redeemed
4 Mid point of 2013E FFO / share guidance
MAA management’s proven record of disciplined capital deployment and performance
359%
224%
211%
Note: Multifamily peers include AIV, AVB, BRE, CLP, CPT, EQR, ESS, HME, PPS, UDR
1 20 day simple moving average
4
2 3
3
10
(20.0)%
30.0%
80.0%
130.0%
180.0%
230.0%
280.0%
330.0%
380.0%
05/30/03 05/29/04 05/29/05 05/30/06 05/30/07 05/30/08 05/30/09 05/30/10 05/31/11 05/30/12 05/31/13
MAA MSCIUS REIT Index Multifamily peers
Total return performance 10 years
1
$2.34 $2.34
$2.35
$2.38
$2.42
$2.46 $2.46 $2.46
$2.51
$2.64
$2.78
2003 2005 2007 2009 2011 2013E
Dividend / share
$2.87
$3.00
$3.20
$3.33
$3.55
$3.73
$3.79
$3.77
$3.98
$4.57
$4.87
2003 2005 2007 2009 2011 2013E
FFO / share
MAA dividend growth    10 years
MAA FFO growth    10 years
2004 2006 2008 2010 2012
2004 2006 2008 2010 2012
–
–
–

New MAA will maintain a disciplined approach to development
Expected stabilized NOI yields between 6% and 8%
Cost to Cost to Expected cost Expected
MSA Total units date complete Total Per unit ($000) stabilization
MAA
River's Walk Charleston 270 21.9 11.5 33.4 124 4Q14
1225 South Church Phase II Charlotte 210 $26.3 $1.2 $27.5 $131 1Q14
Subtotal: MAA 774 $56.3 $45.0 $101.3 $131
CLP
CR at South End Charlotte 353 31.7 27.6 59.3 168 4Q14
CG at Ayrsley (Phase II) Charlotte 81 $5.4 $3.7 $9.1 $113 4Q13
CG at Randal Lakes Orlando 462 24.2 32.8 57.0 123 1Q15
CG at Lake Mary (Phase III) Orlando 132 2.4 13.7 16.1 122 3Q14
Subtotal: CLP 1,028 $63.7 $77.8 $141.5 $138
Total 1,802 $120.0 $122.8 $242.8 $135
220 Riverside Jacksonville 294 8.1 32.3 40.4 137 4Q15

Active multifamily development pipeline ($mm, except per unit costs)

New MAA will continue to recycle capital into high quality properties in growth markets
Allure at Brookwood Colonial Grand at Windemere
Legends at Lowe’s Farm Colonial Reserve at Las Colinas
MAA purchase: Sept. 2011
MSA: Dallas, TX
Acquisition price: $47mm
Total units: 456
Year built: 2008
Occupancy: 95%
MAA purchased: July 2012
MSA: Atlanta, GA
Acquisition price: $64mm
Total units: 349
Year built: 2008
Occupancy: 94%
CLP purchase: March 2013
MSA: Orlando, FL
Acquisition price: $43mm
Total units: 280
Year built: 2009
Occupancy: 95%
CLP purchase: Nov. 2012
MSA: Dallas, TX
Acquisition price: $43mm
Total units: 306
Year built: 2006
Occupancy: 91%

New MAA
Wtd. Avg. interest rate 4.5%
Wtd. Avg. maturity 4.4 yrs
Other consolidated debt
Unsecured credit facility
$99
$485
$117
$394
$116
$169
$459
$1,610
2013
2014
2015
2016
2017
2018+

Total unencumbered assets to book value
Debt / LTM EBITDA
Debt / gross assets
Debt / market capitalization
Secured debt / gross assets
LTM fixed charge coverage ratio
MAA
57.4%
6.5x
44.9%
36.2%
29.8%
4.3x
CLP
69.7%
7.7x
44.2%
45.6%
17.6%
2.5x
New MAA
63.7%
6.7x
44.5%
40.5%
23.6%
3.4x
Debt maturity profile ($mm)
Note: As of 3/31/13
2 Excludes pro rata share of unconsolidated joint venture debt
Strong investment grade balance sheet and manageable debt maturity profile
3% 14% 15% 8% 47%
%
maturing
13%
Credit metrics
Note: As of 3/31/13
1 Includes pro rata share of unconsolidated joint venture debt
2 New MAA EBITDA includes $25mm of synergies pro forma for the transaction
$511
$285
13
1
2
2
2

Fixed rate debt
Capped debt
Floating rate debt
Equity
33.5%
3.7%
3.3%
59.5%

57.4%
69.7%
63.7%
MAA
CLP
New MAA

Fixed
Capped
Floating
10.0%
17.6%
72.4%
6.5%
0.7%
92.8%
8.3%
9.0%
82.7%
MAA
CLP
New MAA

Secured
Unsecured
33.5%
66.5%
60.1%
39.9%
47.0%
53.0%
MAA
CLP
New MAA

Strong investment grade balance sheet - capital structure profile
New MAA capital structure
Debt / market capitalization: 40.5%
Note: As of 3/31/13. Includes pro rata share of unconsolidated joint venture debt
Floating vs. fixed rate debt
Unsecured vs. secured debt
% of unencumbered assets

9.0x
8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
4.5x
5.9x
6.0x
6.6x
6.7x
6.8x
8.0x
8.3x
AVB
CPT
PPS
BRE
New MAA[1]
EQR
UDR
ESS

	AVB	CPT	PPS	BRE	New MAA[1]	EQR	UDR	ESS
Moody's	Baa1	Baa1	Baa3	Baa2		Baa2	Baa2	Baa2
S&P	BBB+	BBB+	BBB	BBB		BBB+	BBB	BBB
Fitch	NR	BBB+	NR	BBB+		BBB+	NR	BBB+

6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
4.9x
3.8x
3.5x
3.4x
3.4x
3.1x
2.7x
2.6x
AVB
CPT
PPS
EQR
New MAA[1]
ESS
BRE
UDR

	AVB	CPT	PPS	EQR	New MAA[1]	ESS	BRE	UDR
Moody's	Baa1	Baa1	Baa3	Baa2		Baa2	Baa2	Baa2
S&P	BBB+	BBB+	BBB	BBB+		BBB	BBB	BBB
Fitch	NR	BBB+	NR	BBB+		BBB+	BBB+	NR

55%
50%
45%
40%
35%
30%
34%
38%
38%
39%
44%
45%
46%
52%
AVB
PPS
CPT
BRE
EQR
New MAA
UDR
ESS

	AVB	PPS	CPT	BRE	EQR	New MAA	UDR	ESS
GAV ($bn)	$17.3	$3.1	$6.9	$4.3	$27.8	$7.9	$8.9	$6.4
Moody's	Baa1	Baa3	Baa1	Baa2	Baa2		Baa2	Baa2
S&P	BBB+	BBB	BBB+	BBB	BBB+		BBB	BBB
Fitch	NR	NR	BBB+	BBB+	BBB+		NR	BBB+

35%
30%
25%
20%
15%
10%
5%
0%
15%
16%
17%
22%
22%
24%
24%
29%
PPS
CPT
BRE
EQR
UDR
New MAA
AVB
ESS

	PPS	CPT	BRE	EQR	UDR	New MAA	AVB	ESS
GAV ($bn)	$3.1	$6.9	$4.3	$27.8	$8.9	$7.9	$17.3	$6.4
Moody's	Baa3	Baa1	Baa2	Baa2	Baa2		Baa1	Baa2
S&P	BBB	BBB+	BBB	BBB+	BBB		BBB+	BBB
Fitch	NR	BBB+	BBB+	BBB+	NR		NR	BBB+

Source: Company filings, SNL Financial
1 EBITDA includes $25mm of synergies pro forma for the transaction
Investment grade balance sheet metrics
Debt / gross assets
Debt / LTM EBITDA
Secured debt / gross assets
LTM fixed charge coverage ratio

Strategy and long-term outlook
Optimize cash flow growth through “full-cycle”
Support growing and secure dividend
Deliver superior long-term risk-adjusted returns
Focus on high-growth Sunbelt markets
Prudent capital deployment practices
Proactive capital recycling program
Build competitive advantages in local markets
Limited and disciplined approach to development
Develop New MAA brand value

Certain matters in this presentation may constitute forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Such statements include, but are not limited to, statements made about anticipated economic and market conditions, expectations for future demographics, the impact of competition, general changes in the apartment industry, expectations for acquisition and joint venture performance, ability to pay dividends and the ability to obtain financing at reasonable rates. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including a downturn in general economic conditions or the capital markets, competitive factors including overbuilding or other supply/demand imbalances in some or all of our markets, changes in interest rates and other items that are difficult to control such as the impact of legislation, as well as the other general risks inherent in the apartment and real estate businesses. Reference is hereby made to the filings of Mid-America Apartment Communities, Inc., with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, reports on Form 8-K, and its annual report on Form 10-K, particularly including the risk factors contained in the latter filing.
Eric Bolton, MAA
CEO
901-248-4127
eric.bolton@maac.com
Al Campbell, MAA
CFO
901-248-4169
al.campbell@maac.com
Leslie Wolfgang, MAA
Investor Relations
901-248-4126
leslie.wolfgang@maac.com
Jennifer Patrick, MAA
Investor Relations
901-435-5371
jennifer.patrick@maac.com
http://ir.maac.com
Tom Lowder, CLP
CEO
205-250-8700
tlowder@colonialprop.com
Jerry Brewer, CLP
Executive Vice President
800-645-3917
jbrewer@colonialprop.com

Additional Information about the Proposed Transaction and Where to Find It
In connection with the proposed transaction, MAA expects to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of MAA and Colonial Properties Trust that also constitutes a prospectus of MAA.  MAA and
Colonial Properties Trust also plan to file other relevant documents with the SEC regarding the proposed transaction.  INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER
RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL
CONTAIN IMPORTANT INFORMATION.  You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by MAA and Colonial Properties Trust with the SEC at the SEC’s website at www.sec.gov.  Copies of the documents filed by MAA with the SEC will be available free of charge on MAA’s website at www.maac.com or by contacting MAA Investor Relations at 901-682-6600.  Copies of the documents filed by Colonial
Properties Trust with the SEC will be available free of charge on Colonial Properties Trust’s website at www.colonialprop.com or by contacting Colonial Properties Trust Investor Relations at 205-250-8700.
MAA and Colonial Properties Trust and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  You can find information about MAA’s executive officers and directors in MAA’s definitive proxy statement filed with the SEC on March 22,
2013.  You can find information about Colonial Properties Trust’s executive officers and directors in Colonial Properties Trust’s definitive proxy statement filed with the SEC on March 13, 2013.  Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from MAA or Colonial Properties Trust using the sources indicated above.
This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.